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                                                                    EXHIBIT 23.2


                    Consent of Independent Public Accountants


Board of Directors
Exult, Inc.

As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) made part of this registration statement on Form S-8.

                                                  /s/ ARTHUR ANDERSEN LLP
                                                  ------------------------------
                                                      Arthur Andersen LLP


Orange County, California
May 31, 2000